Exhibit 99.1

RGC Resources®

Investor Update

September 14, 2026


701

Forward-Looking Statements

The statements in this presentation contain forward-looking statements that relate to future transactions, events or expectations. In addition, Resources may announce or publish forward-looking statements relating to such matters as anticipated financial performance, business prospects and closures, investments, inflation, rate making and other regulatory actions, debt refinancing, technological developments, new products, research and development activities, weather variations, operational impacts, including those related to the LNG facility, and similar matters. These statements are based on management's current expectations and information available at the time of such statements and are believed to be reasonable and are made in good faith. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development and results of the Company's business include, but are not limited to those set forth in the following discussion and within Items 1A "Risk Factors" and 1C "Cybersecurity" of the Company's 2025 Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the Company's website at www.rgcresources.com, as well as an updated risk within Item 1A "Risk Factors" of the Company's March 31, 2026 Form 10-Q. These factors are difficult to predict and many are beyond the Company's control. Accordingly, while the Company believes its forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience or that the expectations derived from them will be realized. When used in the Company's documents or news releases, the words "anticipate," "believe," "intend," "plan," "estimate," "predict," "target," "expect," "objective," "projection," "potential," "forecast," "budget," "assume," "indicate" or similar words or future or conditional verbs such as "will," "would," "should," "can," "could," "may," or "might" are intended to identify forward-looking statements.

Forward-looking statements reflect the Company's current expectations only as of the date they are made. The Company assumes no duty to update these statements should expectations change or actual results differ from current expectations except as required by applicable laws and regulations.

Agenda

- Safety
- Natural Gas Macro Environment
- Operational and Financial Highlights
  - RGC Midstream
  - Roanoke Gas
- Outlook
- Questions



Safety Moment

Call
Before
You Dig



Dig with C.A.R.E. Keep Virginia Safe!
Marking Colors
Electric
Gas-Oil
Communication
Water
Sewer
Temporary Survey
Irrigation
Proposed Excavation
C Call Miss Utility before you dig.
A Allow required time for marking.
R Respect the marks.
E Excavate carefully.
Call Miss Utility @ 811

Operational Training Center





INDUSTRY LEADER ACCIDENT PREVENTION AWARD

PRESENTED TO

Roanoke Gas Company

In recognition of Roanoke Gas Company for achieving a DART incident rate below the industry average for their company type.

2025

in the catergory of

Local Distribution Company Medium-Small

Karen Harbert
President and Chief Executive Officer

Stephanie Farley
Safety and Occupational Health Committee Chair

RGC Resources

Natural Gas Macro Environment



Natural Gas Affordability

Households heating with natural gas have seen inflation adjusted energy costs decline over time while an equivalent annual electric bill has remained flat.



Inflation Adjusted Residential Gas and Electric Heating Only Bill
Electric Bills Based on Equivalent Energy Consumption to Gas
2024 Dollars per Household
$1,000
$800
$600
$400
$200
$-
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Electric Heating Equivalent Bill
Real Natural Gas Heating Bill

*Each year starts in Nov and ends in following March to capture the full impact of each winter heating season that year.

Source: Energy Information Administration, Bureau of Labor Statistics Monthly CPI, American Gas Association Modeling
Key Assumptions: Electric equivalent efficiency based on 2025 AEO nameplate ratings for electric space heating only which is an average of 200% COP for all electric heating. Past electric performance is fixed at 200% but adjust retroactively based on the overall efficiency of natural gas households.

US Energy Consumption by Source (as a %)


U.S. energy consumption by source (1776–2025)
percentage of total
eia
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1776
1850
1900
1950
2025
wood
coal
petroleum
natural gas
nuclear
fossil fuel share
82% in 2025
nonfossil fuel share
18% in 2025
wind
biofuels
hydropower
other

Data source: U.S. Energy Information Administration, *Monthly Energy Review*
Data Values: Primary Energy Consumption by Source and Estimated primary energy consumption in the United States, selected years, 1635–1945

Natural Gas Forecast

Domestic and international demand drive natural gas production growth


U.S. dry natural gas production
billion cubic feet per day
2025
projections
180
160
140
120
100
80
60
40
20
0
2010
2020
2030
2040
2050
High Oil and Gas Supply
Counterfactual Baseline
Combination
other cases
Low Oil and Gas Supply
eia

Data source: U.S. Energy Information Administration, *Annual Energy Outlook 2026*, April 2026
Note: Combination case assumes repeal of U.S. Environmental Protection Agency (EPA) 111 rule and greenhouse gas tailpipe emissions rule.

RGC Midstream



RGC Midstream, LLC

- Cash distributions for fiscal 2026: $3.3M
- Midstream making a contribution to consolidated net income
- Debt supporting investment stable into 2030s
- Two projects that will enhance cash flow
  - Southgate
  - Boost

Mountain Valley Pipeline



Pennsylvania
Maryland
Ohio
West Virginia
Virginia
North Carolina
Pipeline interconnection
Compressor station
Pipelines
Mountain Valley Pipeline
Equitrans Midstream
Transcontinental Gas Pipeline
Other existing natural gas pipeline
Roanoke Gas Interconnects

MVP – Mainline

- In service June 14, 2024 with two RGC interconnects
- 2B+ DTH/day capacity
- Safe and reliable
- Capacity crucial during WS Fern



Source: Mountain Valley Pipeline (https://www.mountainvalleypipeline.info/project-overview)



EQUITRANS, L.P.
MOUNTAIN VALLEY PIPELINE
TRANSCO PIPELINE
INTERCONNECT
COMPRESSOR STATION
MOBLEY | INTERCONNECT
BRADSHAW | COMPRESSOR STATION
WEST VIRGINIA
HARRIS | COMPRESSOR STATION
MOUNTAIN VALLEY PIPELINE (MVP)
STALLWORTH | COMPRESSOR STATION
TRANSCO PIPELINE SYSTEM
SWANN | PROPOSED COMPRESSOR STATION
TRANSCO | INTERCONNECT

MVP – Boost

- Compression to allow 600k DTH additional daily capacity
- Shipper agreements with:
  - EQT Energy
  - PSNC
  - Duke Energy
  - Dominion VA Power
- In permitting phase
- Total project cost: ≈ $453M



Source: MVP Boost (https://www.mvpboost.info/contact)

MVP SOUTHGATE

MVP Southgate Proposed Route
(Amendment Application)

- Interconnect
- MVP Southgate Proposed Route
- Mountain Valley Pipeline
- East Tennessee


Westlake Corner
North Shore
Union Hall
Snow Creek
Chatham
Reed Creek
Martinsville
Birch
Ridgeway
Danville
Eden
WV
VA
NC

MVP – Southgate

- New pipeline from Chatham, VA into North Carolina
- 550M DTH/day capacity
- Shipper agreements with:
  - PSNC
  - Duke Energy
- In existing right-of-way
- Construction expected to be complete early 2027
- Total project cost ≈ $404M



Source: MVP Southgate

Roanoke Gas



LNG Update

- Will not have use of tank for winter, evaluating long-term options
- Gas supply enhancements
  - ✓ Added winter capacity on TCO
  - ✓ Main extension underway to bring MVP gas farther into the distribution system
  - Negotiating trucked CNG and LNG

2026 Operational Performance

- On pace for second consecutive record annual send out (11.7M DTHs)
- Recorded our lowest ever third-party damage rate in fiscal 2025; slightly better in fiscal 2026
- Successfully reached settlement with SCC Staff on rate case: $3.85M of new annual revenue
- Expect to install 5.5 new main miles
- Expect to add 550+ new services

Delivered Volumes


Record Sendout
12
11
10
9
8
7
6
Millions
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026F

RGC Resources

Customer Growth



64,000
63,000
62,000
61,000
60,000
59,000
58,000
COVID limited
non-pay turnoffs
59,989
60,339
60,789
61,208
61,930
62,650
62,639
62,741
62,937
63,074
63,596
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026F

RGC Resources

Roanoke Gas Top Customers

Building Materials

TITAN AMERICA

SDI Steel Dynamics®

General Shale®

Healthcare

CARILION CLINIC

VA U.S. Department of Veterans Affairs

LewisGale Medical Center
HCA Virginia Health System

Transportation

UPS

NS NORFOLK SOUTHERN

Municipal

ROANOKE

ROANOKE COUNTY VA

Manufacturing

BIMBO

ROWE

Metalsa

Altec

DYNAX

TRIVIUM PACKAGING

Higher Education

HOLLINS UNIVERSITY

ROANOKE COLLEGE

Capital Investment


New five-year SAVE program approved (2024 – 2028)
$30
$25
$20
$15
$10
$5
$0
Millions
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026F
SAVE
Cap Ex

RGC Resources

Rate Base



$300
$250
$200
$150
$100
$50
Millions
CAGR 7%
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026F

Rate Case Update

- Reached settlement with SCC Staff
  - Expect final order in Q1 of fiscal 2027
- $3.85M incremental annual revenue
- Based on authorized ROE of 9.90%
- Stipulated rates effective August 1
- Customer refund ($275k) included on balance sheet
- First 3 months of fiscal 2027 will see lift

Outlook



10-Year & 30-Year Treasury (2020–present)



6%
5%
4%
3%
2%
1%
0%
Interest Rate
Jan-20
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
Oct-22
Jan-23
Apr-23
Jul-23
Oct-23
Jan-24
Apr-24
Jul-24
Oct-24
Jan-25
Apr-25
Jul-25
Oct-25
Jan-26
Apr-26
Jul-26
10-Year Treasury Bonds
30-Year Treasury Bonds

RGC Resources

Interest Rate Environment

UTILITY	EMBEDDED DEBT COST (used in ratemaking)	RECENT ISSUANCE RATE(S) (2025–2026 offerings)	GAP (new minus embedded)	DEBT MATURING (through Dec 2030)
Duke Energy (NC/SC)	~4.0–4.5%	~5.0–5.5% (est.)	+1.46%	~$1.5–2.5B
Duke Energy Corp (HoldCo)	~3.8–4.3%	5.45% / 5.80%	+1.79%	~$7–9B
Dominion Energy (VA Power)	~4.2–4.6%	4.60% / 5.00% / 5.45%	+0.78%	~$4–6B

Source: Travis Kavulla, SURFA 2026

Roanoke Gas	~2.0%–4.4%	5.13%	+1.61%	~$43M

2026 Capital Forecast

SAVE Rider	$ 9.7
Customer Growth & System Expansion	5.0
Utility Maintenance	7.0
Total	$ 21.7



23%
45%
32%

Upcoming Projects



Eagle Valley Ranch Crossover 2028
Flatwoods Crossover
Trinity Crossover
Google Relocation
Murray Farm Relocation
Lafayette Loop Line
Carilion Back Feed
Hyde Park
Hunting Hills

CapEx Forecast 2027 – 2031



$30
$25
$20
$15
$10
$5
$-
Millions
2027
2028
2029
2030
2031

5-year cumulative totals:

SAVE (Authorized until 2028; beyond needs approval)	$ 44.6
Customer Growth & System Expansion	57.6
Utility Maintenance	28.9
Total	**$ 131.1**

RGC Resources

Equity and Debt Profile

Equity:

- Top shareholders:
  - Anita G. Zucker 13%
  - Gabelli Funds 6%
  - Blackrock 4%
  - Columbia Threadneedle 4%
  - Vanguard Group 3%
- $223M Market Capitalization (as of Sep 9, 2026)
- Common shares issued and outstanding: 10,430,106
- 6.5% insider ownership

Debt:

- $50M on private shelf facility
- Up to $30M availability on LOC facility – Matures March 2028



On calendar basis
$40
$35
$30
$25
$20
$15
$10
$5
$-
2026
2027
2028
2029
2030
2031
2032
2033
2034
Gas - Bank
Gas - Private
Midstream

RGC Resources

2027 Income Statement Impact

Margin	Expenses
✓ Rate case (3 months)	✗ Depreciation
✓ SAVE annual update	✗ Interest Rates
✓ Increased customers	✗ Property Taxes
✓ Large industrial usage	✗ Inflation
✗ Yokohama closure	
✗ UPS usage	

✓ : Accretive to EPS

✗ : Negative to EPS

Earnings Per Share


$1.39
$1.36
$1.33
$1.30
$1.27
$1.24
$1.21
$1.18
$1.15
$1.12
$1.09
$1.06
$1.03
$1.00
$1.16
$0.06
$1.29
$0.06
$1.32
$1.29
$1.35
$1.29
2024 Actual
2025 Actual
2026 Forecast
2027 Guidance
EPS
Range
RRHA Impact
Dividend Payout Ratio:
67%
71%

RGC Resources

Shareholder Return: Dividends

- 330 consecutive quarterly dividends *(82+ years)*
- Annual dividend increase 22 consecutive years



$0.85
$0.75
$0.65
95.0%
85.0%
75.0%
65.0%
55.0%
$0.78*
$0.79
$0.80
$0.83
$0.87
2022
2023
2024
2025
2026F
Annual Dividend/Share
Payout Ratio

* 2022 excludes non-cash impairment charge

RGC Resources

Stock Price and Dividends Per Share



$32.00
$30.00
$28.00
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
Stock price
$0.90
$0.85
$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$0.50
$0.45
$0.40
Dividends per share
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
Share Price
Dividends / share

Data through August 31, 2026

Why Buy RGCO?

Business Model

- Track record of rate base growth
- Positive regulatory state executed well
- Strong balance sheet ensures debt capital availability

Industry

- Domestic shift from coal to natural gas
- International appetite for LNG
- Worldwide demand for power
- Recognition of natural gas' importance

Fundamentals

- RGC regulated eliminates gas price risk
- Strong ROE (9.9%)
- Rate case settlement with SCC Staff in July
- Incredible history of dividend payment and earnings growth

Growth Potential

- Continued projected population growth for region
- First AI center in region moving quickly
- Medical hub for SW Virginia
- Multi-year rate cases recently introduced by regulator

Q&A



RGC Resources®

Appendix

Consolidated Financial Results

For the periods ended June 30,

(Presented in thousands, except per share data)

	Three Months Ended		Year to Date	
	2026	2025	2026	2025
Operating revenues	$ 17,106	$ 17,265	$ 92,823	$ 81,016
Operating expenses	15,933	16,068	73,816	62,092
Operating income	1,173	1,197	19,007	18,924
Earnings of unconsolidated affiliates	764	772	2,495	2,427
Other income, net	329	244	1,526	1,181
Interest expense	1,552	1,513	4,809	4,923
Income before income taxes	714	700	18,219	17,609
Income tax expense	155	162	4,033	4,125
Net income	**$ 559**	**$ 538**	**$ 14,186**	**$ 13,484**
Basic earnings per share	**$ 0.05**	**$ 0.05**	**$ 1.39**	**$ 1.31**
Diluted earnings per share	**$ 0.05**	**$ 0.05**	**$ 1.37**	**$ 1.31**

Consolidated Balance Sheet

As of June 30,

(Presented in thousands)

	2026	2025
Assets		
Current assets	$ 22,007	$ 21,596
Utility property, net	282,506	270,538
Other non-current assets	35,146	32,624
Total Assets	$ 339,659	$ 324,758
Liabilities and Stockholders' Equity		
Current maturities of long-term debt	$ 2,846	$ 2,535
Other current liabilities	20,561	18,161
Long-term debt, net	145,607	139,743
Deferred credits and other non-current liabilities	47,771	48,058
Total Liabilities	216,785	208,497
Stockholders' Equity	122,874	116,261
Total Liabilities and Stockholders' Equity	$ 339,659	$ 324,758